Exhibit 99.1

Cognos Therapeutics, Inc. to Become Publicly Listed on

Nasdaq via Business Combination with Nocturne Acquisition Corporation

●	Cognos Therapeutics is a medical technology company focused on developing unique, radically advanced devices for the treatment of neurological diseases including brain and spinal cancers, and degenerative neurological conditions (such as Alzheimer’s and Parkinson’s disease), epilepsy, and stroke.

●	Cognos’ lead product candidate is the SINNAISTM Implantable Smart Pump, believed to be the world’s first implantable device under development for the metronomic delivery of therapeutics for neurological diseases, including brain cancer.

●	Transaction expected to provide Cognos with enhanced access to capital markets, enabling it to accelerate the research and advancement of its proprietary and innovative implantable drug delivery pump to improve outcomes for treatment of brain cancers and other neurological diseases.

●	The transaction contemplates an enterprise value for Cognos of approximately $120 million.

●	The proposed business combination is expected to be completed in the second or third quarter of 2023.

Wilmington, DE and Inglewood, CA – January 3, 2023 – Nocturne Acquisition Corporation (NASDAQ: MBTC, MBTCU, MBTCR) (“Nocturne”), a publicly-traded special purpose acquisition company, today announced execution of a definitive business combination agreement with Cognos Therapeutics, Inc. (“Cognos”), a medical technology company focused on developing unique, radically advanced devices delivering drugs for the treatment of neurological diseases including brain and spinal cancers, neurodegenerative disorders (such as Alzheimer’s and Parkinson’s disease), epilepsy, and stroke. The all-stock deal contemplates that Cognos’ stockholders will receive, in the aggregate, $120 million of Nocturne common stock (subject to certain adjustments), with each such Nocturne common share valued for the transaction at $10.30. Certain outstanding options and warrants to acquire capital stock of Cognos would be assumed by Nocturne.

The SINNAISTM Implantable Smart Pump (“SINNAIS”) is Cognos’ next-generation drug delivery system designed to deliver drugs to just the targeted tissue, bypassing the blood-brain barrier, or to other tissues with minimal off-target side effects. This capability is intended to make the modern, potent drugs developed by the pharmaceutical industry more effective with high concentrations at the targeted tissue and decreased concentrations systemically.

Cognos is also in the process of preliminary development of a skull-mounted optical sensor, an implantable shunt that enables the collection of clinically significant parameters from the disease target site and transmits such data to a cloud base infrastructure for analysis to further customize drug dose to patient disease progression and permit near real-time monitoring. Cognos’ management believes that this innovation will bridge the virtual divide between physician and patient, bringing personalized medicine and the virtual physician concept to reality.

Cognos has initiated plans to enter both the U.S. and EU markets following regulatory approval. Initial discussion has been held with the U.S. Food and Drug Administration (“FDA”) regarding the future Premarket Approval (“PMA”) Application for SINNAIS indicated for infusion of Infumorph into cerebral spinal fluid. This PMA would potentially utilize the Six-Year Rule under which a PMA application may leverage clinical data in an existing approval and new clinical data does not need to be developed. Going forward, the company also intends to develop and seek FDA approvals of the SINNAIS pump for novel metronomic delivery approaches for other drug products in other clinical indications, including an intended initial indication of leptomeningeal carcinomatosis. These FDA approvals will likely require clinical studies. The plan in the EU is to obtain CE certification for a general claim for drug delivery.

“Patients suffering brain diseases today have very limited options to efficiently receive drugs,” said Frank Adell, Co-Founder and Chief Executive Officer of Cognos. “Physiological and anatomical properties of the blood-brain barrier make drug delivery to a targeted site in the brain a unique and difficult challenge. The pharma industry has developed effective and powerful drugs that could improve outcomes for brain cancer and other neurological diseases originating in the brain if they could just reach the targeted site with minimal exposure to off-target sites associated with significant side effects. We believe that Cognos’ SINNAISTM Implantable Smart Pump is the ideal solution to this need. We welcome Nocturne as a partner and look forward to our anticipated evolution to become a world-class public company that provides the best implantable drug delivery solutions.”

Henry Monzon, Chairman and Chief Executive Officer of Nocturne, added, “With over 15 years of research and development, Cognos has laid out a roadmap to deliver a novel targeted solution in the important field of brain cancer. Cognos’ SINNAIS has the potential to become the world’s first implantable device for local and metronomic delivery of therapeutics for treatment of neurological diseases. SINNAIS will enable unprecedented, targeted delivery of chemotherapeutics for persistent glioma and other solid tumors. It will provide physicians with an effective alternative method to monitor and treat tumor-based brain cancer and other neurological diseases.”

The transaction has been unanimously approved by the respective boards of directors of Cognos and Nocturne and is subject to approval by stockholders of Nocturne and Cognos and other customary closing conditions. The proposed business combination is expected to be completed in the second or third quarter of 2023.

Maxim Group LLC served as sole financial advisor to Cognos in connection with the proposed business combination, and Newbridge Securities Corporation provided independent valuation advisory services to Nocturne. Ellenoff Grossman & Schole LLP served as legal advisor to Cognos and Dechert LLP served as legal advisor to Nocturne.

About Cognos Therapeutics, Inc.

California-based Cognos is a medical technology company focused on developing implantable smart pump technology for local delivery that is able to metronomically administer therapeutics directly to the central nervous system, bypassing the blood-brain barrier for improved outcomes for brain cancers and other neurological diseases. For more information visit https://cognosthx.com.

About Nocturne Acquisition Corporation

Nocturne Acquisition Corporation (Nasdaq: MBTC, MBTCU, MBTCR) (“Nocturne”) is a blank check company incorporated as a Cayman Islands exempted company on October 28, 2020. The company was formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. Nocturne completed its initial public offering on April 5, 2021. Nocturne is led by Henry Monzon, its Chief Executive Officer, and Ka Seng (Thomas) Ao, its Chief Financial Officer.

Cautionary Note Regarding Forward-Looking Statements

This press release is provided for informational purposes only and has been prepared to assist interested parties in making their own evaluation with respect to a potential business combination (the “Proposed Business Combination”) between Cognos and Nocturne and related transactions and for no other purpose. No representations or warranties, express or implied are given in, or in respect of, this press release. To the fullest extent permitted by law under no circumstances will Cognos, Nocturne or any of their respective subsidiaries, interest holders, affiliates, representatives, partners, directors, officers, employees, advisors or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this press release, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. Industry and market data used in this press release have been obtained from third-party industry publications and sources as well as from research reports prepared for other purposes. Neither Cognos nor Nocturne has independently verified the data obtained from these sources and cannot assure you of the data’s accuracy or completeness. This data is subject to change. In addition, this press release does not purport to be all-inclusive or to contain all the information that may be required to make a full analysis of Nocturne, Cognos or the Proposed Business Combination. Viewers of this press release should each make their own evaluation of Nocturne and Cognos and of the relevance and adequacy of the information and should make such other investigations as they deem necessary.

In addition, this press release includes a summary set of risk factors that may have a material impact on Nocturne, Cognos or the Proposed Business Combination. These are not intended to capture all the risks to which Nocturne, Cognos or the Proposed Business Combination is subject or may be subject, and we encourage investors to review the risk factors set forth in the Registration Statement (as defined below) to be filed with the U.S. Securities and Exchange Commission (“SEC”) with respect to the Proposed Business Combination (as described further below). If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Nocturne nor Cognos presently know or that Nocturne and Cognos currently believe are immaterial that could also cause actual results to differ materially from those contained in the forward-looking statements. Factors that may cause such differences include but are not limited to: (1) the occurrence of any event, change or other circumstance that could give rise to the termination of the agreement governing the Proposed Business Combination (the “Merger Agreement”); (2) the inability to complete the Proposed Business Combination, including due to the failure to obtain approval of the stockholders of Nocturne or Cognos or other conditions to closing in the Merger Agreement; (3) the inability to obtain or maintain the listing of Nocturne’s common stock on Nasdaq following the Proposed Business Combination; (4) the inability to recognize the anticipated benefits of the Proposed Business Combination; (5) changes in applicable laws or regulations; (6) the possibility that Nocturne or Cognos may be adversely affected by other economic or business factors; and (7) the impact of the global COVID-19 pandemic on any of the foregoing risks and other risks and uncertainties to be identified in the Registration Statement, including those under “Risk Factors” therein, and in other filings with the SEC made by Nocturne. In addition, certain statements made herein contain “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, as amended, reflecting Nocturne’s and Cognos’ expectations, plans or forecasts of future events and views as of the date of this press release. Nocturne and Cognos anticipate that subsequent events and developments will cause Nocturne’s and Cognos’ assessments to change. However, while Nocturne and Cognos may elect to update these forward-looking statements at some point in the future, Nocturne and Cognos specifically disclaim any obligation to do so. These forward-looking statements, which may include, without limitation, words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will”, “could,” “should,” “believes,” “predicts,” “potential,” “might”, “continues,” and similar expressions, involve significant risks and uncertainties (most of which factors are outside of the control of Nocturne or Cognos). Accordingly, undue reliance should not be placed upon the forward-looking statements, and they should not be relied upon as representing Nocturne’s and Cognos’ assessments as of any date subsequent to the date of this press release.

Additional Information About the Proposed Business Combination and Where to Find It

In connection with the Proposed Business Combination, Nocturne intends to file relevant materials with the with the SEC, including a registration statement on Form S-4, which will include a proxy statement/prospectus (the “Registration Statement”). Nocturne urges its investors, shareholders, and other interested persons to read, when available, the proxy statement/prospectus filed with the SEC and documents incorporated by reference therein because these documents will contain important information about Nocturne, Cognos and the Proposed Business Combination. After the registration statement is declared effective by the SEC, the definitive proxy statement/prospectus and other relevant documents will be mailed to the shareholders of Nocturne as of the record date established for voting on the Proposed Business Combination and will contain important information about the Proposed Business Combination and related matters. Shareholders of Nocturne and other interested persons are advised to read, when available, these materials (including any amendments or supplements thereto) and any other relevant documents in connection with Nocturne’s solicitation of proxies for the meeting of shareholders to be held to approve, among other things, the Proposed Business Combination because they will contain important information about Nocturne, Cognos and the Proposed Business Combination. Shareholders will also be able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus, and other relevant materials in connection with the transaction without charge, once available, at the SEC’s website at www.sec.gov or by directing a request to: Nocturne Acquisition Corp., Attention: Ka Seng (Thomas) Ao, telephone: 650-935-0312. The information contained on, or that may be accessed through, the websites referenced in this Press release is not incorporated by reference into, and is not a part of, this press release.

Participants in the Solicitation

Nocturne, Cognos and their respective directors and executive officers may be deemed participants in the solicitation of proxies from Nocturne’s shareholders in connection with the Proposed Business Combination. Nocturne’s shareholders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of Nocturne in Nocturne’s final prospectus filed with the SEC on March 30, 2021, in connection with Nocturne’s initial public offering. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Nocturne’s shareholders in connection with the Proposed Business Combination will be set forth in the proxy statement/prospectus for the Proposed Business Combination, when available. Additional information regarding the interests of participants in the solicitation of proxies in connection with the Proposed Business Combination will be included in the proxy statement/prospectus that Nocturne intends to file with the SEC. You may obtain free copies of these documents as described above.

Non-Solicitation

This press release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed business combination and shall not constitute an offer to sell or a solicitation of an offer to buy any securities nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended.

Nocturne Investor Contact:

Chris Tyson/Doug Hobbs

MZ SPAC IR

(949) 491-8235

MBTC@mzgroup.us

Nocturne Contact:

Ka Seng (Thomas) Ao

Chief Financial Officer

Nocturne Acquisition Corporation

(650) 935-0312

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